Transamerica B‑Share Variable Annuity	Transamerica AxiomSM III Variable Annuity
Transamerica I‑Share II Variable Annuity	Transamerica PrincipiumSM IV Variable Annuity
Issued by
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA BNY
Supplement dated November 16, 2023
to the
Prospectus dated May 1, 2023
This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). You should read this Supplement in conjunction with the applicable Prospectus and retain it for future reference. Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. Any terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectuses.
Effective on December 4, 2023, the Transamerica Principal OptimizerSM Rider will no longer be available for purchase by new or existing policy owners whose application is signed in New York state and who have elected either the Return of Premium Death Benefit option or the Annual Step‑up Death Benefit option.
In order to elect the Transamerica Principal OptimizerSM Rider for new or existing policies signed in New York state with either the Return of Premium Death Benefit option or the Annual Step‑up Death Benefit option elected, your application must be signed on December 3, 2023 or earlier, and must be received by December 11, 2023.
If these conditions are not met, Your application or service form will be considered not in good order and additional paperwork may be required.
Effective on or about December 4, 2023, the following Sections of the Prospectus will be updated as noted below.
I. In the Annuity Policy Fee Table And Expense Examples – Notes to Fee Table - Section 6) Optional Guaranteed Lifetime Withdrawal Benefit Riders (page 13) of the prospectus, the following paragraph will be added:
Please note: For policies issued in the state of New York, please see Other Information – State Variations section for rider availability.
II. In the Benefits Available Under the Policy section of the prospectus for the Transamerica Principal OptimizerSM Rider benefit (Page 42), the following bullet point will be added under the Brief Description of Restrictions/Limitations:
Please note: For policies issued in the state of New York, please see Other Information - State Variations section for rider availability.
III. In the Guaranteed Living Withdrawal Benefit Riders section of the prospectus for the Transamerica Principal OptimizerSM Rider (Page 49), the following paragraph will be added under the Transamerica Principal OptimizerSM Summary section:
Please Note: For policies issued in the state of New York, please see Other Information - State Variations section for rider availability.

This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.

IV. In the Guaranteed Living Withdrawal Benefit Riders section of the prospectus for the Transamerica Principal OptimizerSM Rider (Page 54), the following paragraph will be added under the Transamerica Principal OptimizerSM – Rider Withdrawal Amount section:
Please Note: For policies issued in the state of New York, please see Other Information - State Variations section for rider availability.
V. In the Other Information – State Variations section of the prospectus under the state of New York (Page 91), the following disclosure will be added:
Rider Availability: You cannot elect the Transamerica Principal OptimizerSM rider if Your original Policy application was signed December 4, 2023 or later and Your Policy has the Return of Premium Death Benefit option or the Annual Step‑Up Death Benefit option.

This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.
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